Share capital and reserves	12 Months Ended
Dec. 31, 2017
Share capital and reserves
Share capital and reserves

16.Share capital and reserves

(a)Movements in the periods presented

Ordinary and preferred share data as well as nominal value and subscription prices per share included in these financial statements have been adjusted to reflect the 1-for-8 reverse share split that is effective on June 18, 2016. The Company has rounded down for any fractional shares.

The following table presents (in thousands) the movement in ordinary shares and non-redeemable convertible preferred shares:

		Preferred	Preferred	Shares	Preferred	Preferred	Shares	Preferred	Preferred	Preferred	Total
	Ordinary	Shares	Shares	Series C	Shares	Shares	Series E	Shares	Shares	Shares	Preferred
	Shares	Series B	Series C	Prime	Series D	Series E	Prime	Series F	Series G	Series H	Shares
Balance at January 1, 2015	3,713	1,365	1,375	463	3,409	1,660	254	6,808	1,431	1,751	18,516
Issue of shares under exercise of share warrants	—	—	—	—	—	—	—	—	111	—	111
Issue of preferred shares to executives	—	—	—	—	—	—	—	—	—	105	105
Issue of shares to executives	157	—	—	—	—	—	—	—	—	—	—
Exercise of stock awards	35	—	—	—	—	—	—	—	—	—	—
Balance at December 31, 2015	3,905	1,365	1,375	463	3,409	1,660	254	6,808	1,542	1,856	18,732
Issue of shares from initial public offering	5,707	—	—	—	—	—	—	—	—	—	—
Conversion of preferred shares to ordinary at closing of IPO	18,732	(1,365)	(1,375)	(463)	(3,409)	(1,660)	(254)	(6,808)	(1,542)	(1,856)	(18,732)
Exercise of stock awards	213	—	—	—	—	—	—	—	—	—	—
Balance at December 31, 2016	28,557	—	—	—	—	—	—	—	—	—	—
Exercise of stock awards	883	—	—	—	—	—	—	—	—	—	—
Balance at December 31, 2017	29,440	—	—	—	—	—	—	—	—	—	—

At December 31, 2017, there were 29,439,767 ordinary shares outstanding, each with a nominal value of €0.08.

In 2015, 2016 and 2017, the Company's board of directors acknowledged increases in share capital as a result of the issuance of 34,529,  212,775, and 882,614 ordinary shares, respectively, upon the exercise of share options, employee warrants (BSPCE) and warrants (BSA) classified as share-based payments (See Note 16), representing a total amount of €0.2 million for 2015, €0.8 million for 2016, and €5.6 million for 2017 (share premium included).

In June 2015, the Company's board of directors acknowledged an increase of the share capital by a nominal value of €8,888 as a result of the issuance at nominal value of 111,111 Series G preferred shares upon the exercise of BSA warrants.

In June 2015, the Company's board of directors approved the issuance of (i) 104,855 Series H preferred shares with a nominal value of €0.08 at an issue price of €8.40 per share (share premium included) for a total subscription value of €0.9 million to a current Company director, (ii) 46,651 ordinary shares with a nominal value of €0.08 at an issue price of €9.44 per share (share premium included) for a total subscription value of €0.4 million and of (iii) 110,281 ordinary shares (See Note 16(d)) at par value for a total subscription value equal to €8,000.

On August 3, 2016, the Company completed its IPO in which it issued and sold 5.7 million ADSs, each representing one of the Company’s ordinary shares, including 456,852 additional ADSs pursuant to an option granted to the underwriters at a public offering price of $18.00 per share. Upon the closing of the Company’s IPO, all then-outstanding preferred shares were converted into 18,732,413 ordinary shares based on a ratio of 1-for-1. Each holder of ordinary shares is entitled to one vote per ordinary share.

On March 16, 2017, the Company closed a follow-on public offering of 3,783,111 ordinary shares sold by existing shareholders, including 493,449 shares sold upon full exercise of the underwriters’ option to purchase additional ordinary shares, at a price to the public of $28.50 per share. The Company did not receive any proceeds from the sale of the ordinary shares. The offering expenses incurred by the Company were $0.7 million and are recorded as general and administrative expenses.

On November 17, 2017, the Company closed a follow-on public offering of 2,750,000 ordinary shares sold by existing shareholders at a price to the public of $40.00 per share. The company did not receive any proceeds from the sale of the ordinary shares. The offering expenses incurred by the Company were $0.7 million and recorded as general and administrative expense.

(b)Ordinary shares

Shares have a nominal value of €0.08 (after the effect of a 1-for-8 reverse share split was approved at the Talend S.A. General Meeting of Shareholders on June 1, 2016 and effective on June 18, 2016). Each ordinary share is entitled to one vote.

(c)Other reserves

French law requires that the holders of warrants be protected against an increase in the cost of the nominal value of the Company’s shares. A specific non-distributable reserve was set up for this purpose in June 2011 and can be used only on exercise of the warrants outstanding at that date. This reserve must remain outstanding until the last related warrant has expired. In compliance with French law, should the related warrants be exercised, the holder would pay the exercise price agreed at grant date and the balance would be borne by the Company. Upon the closing of the IPO, the rights under the non-distributable reserve were cancelled and the reserve balance of $8.4 million was transferred from ‘‘other reserves’’ to ‘‘share premium’’ at that date.

In 2017, the Company’s board of directors, acting upon delegation of the shareholders' meeting held on June 1, 2016 and upon the delegation of the shareholders’ meeting held on June 6, 2017, granted restricted stock units or free shares (actions gratuites, under French law), to employees and officers of the Group. The Company created a specific restricted reserve account in connection with the issuance of granted restricted stock units or free shares equal to €40,696. Upon vesting of each of the restricted stock units or frees share pursuant to the 2016 Free Share Plan, a new share of the Company will be issued to the relevant beneficiary and, simultaneously, an amount equal to €0.08 euro will be withdrawn from the above reserve to increase the share capital of the Company.

(d)Preferred shares

Preferred shares were created and issued with each financing round prior to the Company’s IPO. The primary preference elements for the various series of preferred shares related to their liquidation preference in the event of sale or liquidation of the Company. As discussed above, at the closing of the IPO, all outstanding preferred shares were converted to ordinary shares and there are no preferred shares outstanding at December 31, 2016.